UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

December 7, 2015

Date of Report (Date of earliest event reported)

HARMONIC INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4300 North First Street

San Jose, CA 95134

(408) 542-2500

(Address, including zip code, and telephone number, including area code, of Registrant’s executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement.

Put Option Agreement and Securities Purchase Agreement

On December 7, 2015, Harmonic Inc. (the “Company”) entered into a Put Option Agreement (the “Put Option Agreement”), with Mr. Eric Louvet, Mr. Eric Gallier, Mr. Jean-Marc Guiot, Mr. Claude Perron, Mrs. Crystele Trévisan-Jallu, Mrs. Delphine Sauvion, Mr. Marc Procureur, Mr. Christophe Delahousse, Mr. Hervé Congard, Mr. Arnaud de Puyfontaine, FPCI Winch Capital 3, a fund (fonds professionnel de capital investissement) organized under the laws of France, Montalivet Networks , a company (société par actions simplifiée) organized under the laws of France, and FPCI CIC Mezzanine 3, a fund (fonds professionnel de capital investissement) organized under the laws of France (each a “Seller” and collectively, the “Sellers”), and Kepler M2, a company (société par actions simplifiée) organized under the laws of France, to which was appended a draft securities purchase agreement relating to the transfer to its benefit of, indirectly, 100% of the share capital and voting rights of Thomson Video Networks, a company (société par actions simplifiée) organized under the laws of France (“TVN”), on a non-diluted basis (the “SPA”).

Under the Put Option Agreement, the Company irrevocably and subject to various conditions, undertook to procure that Harmonic Europe, a company (société par actions simplifiée) organized under the laws of France, having a share capital of €40,000 and its registered office at 50, rue Camille Desmoulins, 92130 Issy-les-Moulineaux (France), and registered with the French Registry of Commerce and Companies under number 410 618 748 RCS Nanterre (“Harmonic Europe”), which is indirectly wholly-owned by the Company, or any other affiliates of the Company (any such affiliates or Harmonic Europe, the “Purchaser”) acquires, in accordance with, and subject to, the terms and conditions of the SPA, indirectly 100% of the share capital and voting rights of TVN (on a non-diluted basis) from the Sellers. The Company has a limited right to terminate the Put Option Agreement if it is unable to obtain sufficient financing for the proposed transaction.

The initial purchase price for the securities to be acquired pursuant to the SPA shall be equal to $75,000,000, subject to customary working capital and other closing adjustments as set forth in the SPA, payable at closing of the transaction. In addition, there may be additional post-closing payments in amounts respectively capped to (i) the difference between €76,000,000 (as converted from euros into U.S. dollars) and $75,000,000, with respect to an adjustment based on TVN’s 2015 revenue, and (ii) $5,000,000, with respect to an adjustment based on TVN’s 2015 backlog that ships during the first half of 2016, all of which at such times and under the circumstances set forth in the SPA.

The Sellers have agreed to indemnify the Purchaser, subject to certain exceptions and limitations set forth in the SPA, with respect to breaches of representations, warranties and covenants, subject to certain deductions and exceptions and agreed indemnity caps. The parties’ obligations to complete the transaction will be subject to TVN’s reacquisition of its patent portfolio from France Brevets (a third-party patent licensing firm), the receipt of certain historical audited financial statements of TVN prepared in accordance with U.S. generally accepted accounting principles, the receipt of certain regulatory approvals required under French law, and certain other customary closing conditions, and the closing would be expected to occur by the end of March 2016.

The above description of the Put Option Agreement and the SPA does not purport to be complete, and is qualified in its entirety by reference to the full text of each of the Put Option Agreement and the SPA, copies of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2015. The Put Option Agreement will be filed with the U.S. Securities and Exchange Commission (the “SEC”) to provide investors with information regarding its terms and is not intended to provide any financial or other factual information about the Company, Harmonic Europe or TVN. In particular, the representations, warranties and covenants contained in the Put Option Agreement and the SPA (1) were made only for the purposes of those agreements and as of specific dates indicated therein, (2) were solely for the benefit of the parties to those agreements, (3) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties instead of establishing those matters as facts, and (4) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable investors. Moreover, information covering the subject matter of the representations, warranties and covenants may change after the date of the Put Option Agreement, which subsequent information may not be fully reflected in public disclosures by the Company. Accordingly, investors should not read the Put Option Agreement in isolation and instead only in conjunction with the other information about the Company, TVN and their respective subsidiaries that the Company includes in reports, statements and other filings that it makes with the SEC.

Statements in this Form 8-K, which are other than historical facts, are intended to be “forward-looking statements” within the meaning of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) the Private Securities Litigation Reform Act of 1995 and other related laws. While the Company believes such statements are reasonable, the actual results and effects could differ materially from those currently anticipated. Please refer to Part I, Item 1A of the Company’s Form 10-K for the year ended December 31, 2014 and the additional disclosure being furnished herewith as Exhibit 99.1 (as described below), for some factors that could cause the actual results to differ from estimates. In providing forward-looking statements, the Company is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise.

Item 7.01 Regulation FD Disclosure.

The information set forth in this Item 7.01 is intended to be furnished under Item 7.01 of Form 8-K (Regulation FD Disclosure). This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any registration statement filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

To satisfy its obligations under Regulation FD, the Company is furnishing, in connection with its offering of the Notes (as defined below), updated risk factors and information regarding its business, including the potential acquisition of TVN. The disclosure is furnished herewith as Exhibit 99.1.

Item 8.01 Other Events.

On December 7, 2015, the Company issued a press release announcing the Company’s binding offer to acquire TVN. The full text of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On December 7, 2015, the Company issued a press release announcing its intention to offer, subject to market conditions and other factors, convertible senior notes due 2020 (the “Notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The full text of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Updated disclosure.

99.2	Press release of Harmonic Inc. dated December 7, 2015, entitled “Harmonic Announces Binding Offer to Acquire Thomson Video Networks.”

99.3	Press release of Harmonic Inc. dated December 7, 2015, entitled “Harmonic Announces $125 Million Convertible Note Offering.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMONIC INC.

Date: December 7, 2015	By:	/s/ Timothy C. Chu
Timothy C. Chu
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Updated disclosure.

99.2	Press release of Harmonic Inc. dated December 7, 2015, entitled “Harmonic Announces Binding Offer to Acquire Thomson Video Networks.”

99.3	Press release of Harmonic Inc. dated December 7, 2015, entitled “Harmonic Announces $125 Million Convertible Note Offering.”